Exhibit 99.1 VISTA Science Symposium November 16, 2021 Sensei Presenters: Guest Speaker: John Celebi Prof. Robert Schreiber Chief Executive Officer Andrew M. Bursky and Jane M. Bursky Distinguished Professor of Pathology and Immunology, Professor of Molecular Microbiology and co-leader of the tumor Dr. Robert Pierce immunology program at the Siteman Comprehensive Chief Scientific Officer Cancer Center, Founding Director of the Center for Human Immunology and Immunotherapy Programs at Dr. Edward van der Horst The Washington University School of Medicine SVP, TMAb Antibody Development Sensei IOAB member

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AGENDA Speaker Topics John Celebi • Welcome/TMAb Mission President & CEO Professor, Robert Schreiber, Ph.D. • VISTA biology Washington University School of Medicine Sensei IOAB member Robert Pierce, M.D. • SNS-101 preclinical data Chief Scientific Officer highlights from SITC Edward van der Horst, Ph.D. • Join for Q&A SVP, TMAb Antibody Development 3

Our TMAb (Tumor Microenvironment Activated biologics) Platform Mission Leverage unique features of the tumor microenvironment to selectively activate biologics that unleash clinically meaningful anti-cancer immune responses 4

The Modern-Day Challenge in Immuno-Oncology Majority of patients don’t respond to PD- 2 Global PD-1/PD-L1 Market 1 1/PD-L1 monotherapy 2026 2020 Survival Benefit 20-30% No Survival ~$90B ~$30B Benefit 70% 1. Gerber et al., Biochemical Pharmacology 2016 2. Market estimates from PD-1 and PDL-1 Inhibitors Market Size in 2021 – MarketWatch, 360 Research

Two Major Types of Non-Responders to PD-1 Blockade Responders Non-Responders T-cells Inactive or T-cells Inside Tumor T-cells Absent Outside Tumor Green = T-cells Purple = tumor 6 Adapted from Van der Woulde-LL, et al, Trends in Cancer, 2017

Two Platforms to Unleash Anti-Cancer T-cell Activity TODAY’S DISCUSSION TMAb™ (Tumor ImmunoPhage™ Platform Microenvironment Activated Biologics) Platform • Powerfully self-adjuvanted nanoparticle vaccine that drive • Next-generation tumor activated tumor-specific T cell mAbs responses

VISTA (V-domain Ig suppressor of T cell activation) Target Overview: • Established immune checkpoint target to overcome checkpoint resistance • Large market opportunity • Extensive expression on normal myeloid cells Low pH tumor Sensei’s Competitive Advantage: microenvironment Leverage extensive understanding of VISTA biology to deliver a differentiated approach SNS-101: • A fully human monoclonal antibody that selectively binds active (low pH) VISTA, but not inactive VISTA in the blood • Potent inhibitor of PSGL-1 binding to VISTA • Fc-competent framework to deliver positive “kick” to suppressive myeloid cells in the tumor microenvironment 8

Leveraging a Team with Decades of Experience 9

Dr. Schreiber VISTA Biology VISTA (B7-H5) is recognized an important immune checkpoint and B7 family member that is expressed on myeloid cells, a hub of immunosuppressive activity, and is activated via binding to its receptor on T-cells (PSGL-1) at sub-physiologic pH

The Promise and Challenge of Immunotherapy Targeting Immunosuppressive myeloid cells is a promising strategy to overcome resistance to checkpoint Inhibitor therapy THE PROMISE THE CHALLENGE • Using the body’s own immune system to • 70-80% of patients do not achieve increased 1 attack cancer survival with CPI monotherapy • Capitalizing on immunological specificity and • The immunosuppressive tumor long-term memory microenvironment (TME) influences response to immune checkpoint blockade • Achieving durable cures with minimal toxicity • Innate immune cells such as myeloid cells are a key driver of immunosuppressive TME 11 1 Gerber, et al Biochemical Pharmacology 2016

VISTA Has Emerged as an Important Checkpoint Regulator Target Gao. J., et al Yuan, L., et.al

Patients with High Circulating Myeloid Cells Have Shown Lower Overall Survival When Treated with Checkpoint Blockade Ipilimumab-treated Melanoma Patients Nivolumab-treated Melanoma Patients MDSC ≤ 12.65 MDSC low MDSC > 12.65 MDSC high Kitano et al., Cancer Immunol Res. 2012 13 Weber et al., Cancer Immunol Res. 2016

VISTA may be a Compensatory Pathway Following Checkpoint Therapy Can targeting VISTA augment T-cell checkpoint blockade in refractory tumors? VISTA Increases on Prostate Tumor Cell Prostate Tumor Cell Infiltrates Increase Infiltrates Following Ipilumimab Treatment Following Ipilumimab Treatment Gao et al., Nat Med. 2017 14

VISTA Expression Increases in PBMC Subsets of Patients with Non-Small Cell Lung Cancer (NSCLC) 15 Cairns B et al, AACR Annual Meeting 2016.

VISTA Blockade Synergizes With PD-1/L-1 Pathway Inhibition CT26 Syngeneic Tumor Model Liu J. et al. PNAS 2015 16

VISTA is An Emerging Target on Myeloid Cells and Key Resistance Mechanism for PD-1/PD-L1 Blockade

- VISTA is a B7 family (e.g., same protein family as PD-L1) ligand expressed on **myeloid cells**, a hub of immunosuppressive activity[1]
- VISTA is a key player in controlling checkpoint blockade
- VISTA has been implicated in **resistance to PD-1/PD-L1 inhibitors**[2]

VISTA is a Negative Regulator of T cell Function at Low pH


Myeloid cell
T-cell
VISTA
PSGL1
Low pH interaction
T-cell suppression

1 Lines et al. *Cancer research* vol. 74,7 (2014)
2 Gao et al. *Nature medicine* vol. 23,5 (2017)

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VISTA is an Emerging Target on Myeloid Cells and Key Resistance Mechanism for PD-1/PD-L1 Blockade

- Tumors are typically lower in pH than normal tissues
- At low pH, key amino acids in VISTA become protonated, changing its charge, and likely, its shape
  - This change activates VISTA **enabling VISTA to** bind to PSGL-1 on T cells, engaging its checkpoint function


Tumors are typically lower in pH than normal tissues
Normal physiological pH 7.4
Tumor pH ~6-6.5

1 Lines et al. *Cancer research* vol. 74,7 (2014)
2 Gao et al. *Nature medicine* vol. 23,5 (2017)

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The Binding of VISTA to PSGL-1 is pH Dependent Active VISTA Inactive VISTA 19 Adapted from Gao et al. Nature medicine vol. 23,5 (2017)

Dr. Schreiber VISTA has been difficult to drug due to its unique biology

VISTA is Expressed at High Levels on Human Monocytes and Neutrophils Flow Cytometry Analysis of VISTA Expression on Normal Human Peripheral Immune Cells 21 Snyder et al, 2016 AACR Annual Meeting, Oral Presentation

High VISTA Expression on Monocytes and Neutrophils Results in Sub-Optimal PK and may Decrease the Therapeutic Window Case Study + • Antibodies binding VISTA cells CI-8993 Clinical Ongoing Clinical Study (e.g. monocytes) at physiological • Phase 1 Dose Escalation Study pH result in rapid elimination from • 12 patients enrolled with advanced refractory solid circulation through targeted- tumors mediated drug disposition • Initial dose of 0.005 mg/kg and above • Low-grade transient Cytokine Release Syndrome (TMDD) (CRS) seen at 0.15 mg/kg and above • Study halted after 1 DLT at sub-therapeutic dose level • Efficacious drug occupancy levels may be difficult to reach and potentially narrow the therapeutic window Adapted from Curis Corporate presentation 2021 22

The VISTA Checkpoint Itself is Only ON Under Low pH Conditions 1 Antibodies that block VISTA histidines H153, H154 and H155 interrupt PSGL-1 binding VISTA’s extracellular domain is uniquely 1 rich in histidines PSGL-1 Histidines are protonated at low pH enabling VISTA to distinguish the active (acidic pH) and inactive (neutral pH) PSGL-1 interface 23 1. Johnston et al., Nature 2019

Engagement of FcƔR may be Required for Optimal Activity of Anti-VISTA Monoclonal Antibodies JNJ-61610588 VSTB140 Fc competent IgG1 Fc silent IgG2���� 24 Snyder et al., AACR Annual Meeting 2016

Summary Reasons Why VISTA Has Been Difficult to Drug Historically • VISTA is expressed at high levels on monocytes and neutrophils • For non-pH-dependent blocking antibodies, high expression on monocytes and neutrophils results in a sub-optimal PK due to target-mediated clearance and may decrease the therapeutic window • The VISTA checkpoint itself is only ON under low pH conditions • VISTA’s immune checkpoint function is only active (i.e. capable of binding PSGL-1 at low pH) • Other receptors for VISTA are active at physiologic pH but do not appear to function as immune checkpoints • Engagement of FcƔR may be a prerequisite for optimal activity of anti-VISTA antibodies • Fc silent antibodies are not effective at T cell proliferation ex vivo or anti-tumor activity in vivo despite picomolar binding affinity to VISTA • Engagement in the blood may result in untoward “off tumor” activation (i.e. CRS) 25

Dr. Rob Pierce SITC 2021: SNS-101 Preclinical Data Poster Presentation

pH-sensitive Antibodies Primarily Bind Their Antibodies in the Low pH Tumor Microenvironment TMAb Platform The tumor microenvironment of pH ̴ 6.0 is lower than Sensei’s technology identifies pH-sensitive antibodies physiological pH of 7.4 that bind primarily at the tumor pH 7.4 • Antibodies that bind at physiological pH may encounter a “sink” • Prevents effective binding at the tumor and may lead to toxicity pH 6.0 • Sensei’s technology selectively targets pH-sensitive antibodies to bypass tissue compartments other than the low-pH tumor microenvironment: pH 6.0 • Potential for improved safety and pH 6.0 clinical activity profile 27

SNS-101 Inhibited Interaction of VISTA to its Receptor, PSGL-1, in CD4/CD8 T-Cells at Low pH 6.0 PSGL-1: VISTA Interaction on primary T-cells at pH 6.0 T-cell PE PSGL-1 VISTA-Bio SA 28 SITC 2021: Poster titled: Antagonistic pH-selective VISTA antibody SNS-101 potentiates anti-PD-1/PD-L1-induced anti-tumor immunity. CD8 T-cells CD4 T-cells

SNS-101 Identified Based on Stringent Cell-Based Assay Candidate profile: no significant binding at pH 7.4 pH6.0 29

SNS-101 Has >600-Fold Selectivity for $VISTA^{pH6}$

SENSEI BIOTHERAPEUTICS

- Biophysical characterization demonstrates >600-fold selectivity for VISTA at pH 6.0
- Picomolar binding at low pH
- No significant binding observed at physiological pH (7.4)

	pH 6.0	pH 7.4
Monovalent Affinity (K_D) [nM]	0.218	132 (~No binding)

pH 6.0

SNS-101 | **pH-dependent "benchmark"** | **pH-independent "benchmark"**

pH7.4

SNS-101 | **pH-dependent "benchmark"** | **pH-independent "benchmark"**


R [RU]
R [RU]

pH 6.0, SNS-101:
k_a = 4.59E+06 $M^{-1}s^{-1}$
K_d = 1.00E-03 s^{-1}
K_D = **2.18E-10 M**
[Vista] – 7.5 nmol – 0.2 nmol

pH 6.0, pH-dependent "benchmark":
k_a = 7.11E+05 $M^{-1}s^{-1}$
K_d = 1.78E-04 s^{-1}
K_D = **2.5E-10 M**
[Vista] – 15 nmol – 0.2 nmol

pH 6.0, pH-independent "benchmark":
k_a = 1.45E+06 $M^{-1}S^{-1}$
K_d = 2.25E-03 S^{-1}
K_D = 1.55E-09 M
[Vista] – 15 nmol – 0.2 nmol

pH 7.4, SNS-101:
[Vista] – 7.5 nmol – 0.2 nmol

pH 7.4, pH-dependent "benchmark":
[Vista] – 15 nmol – 0.2 nmol

pH 7.4, pH-independent "benchmark":
k_a = 4.162E+05 $M^{-1}S^{-1}$
K_d = 9.27E-05 S^{-1}
K_D = 2.23E-10 M
[Vista] – 15 nmol – 0.47 nmol

SITC 2021: Poster titled: Antagonistic pH-selective VISTA antibody SNS-101 potentiates anti-PD-1/PD-L1-induced anti-tumor immunity

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+ SNS-101 Does Not Significantly Bind to VISTA Monocytes at pH 7.4 • VISTA+ monocytes are one of the main causes of TMDD • Non-pH sensitive VISTA mAbs bind to monocytes at pH 7.4 thus allowing TMDD and have potential for on-target/off-tumor toxicity VISTA Copy Number: Kasumi-3: 70,202 CD14+ Monocytes: ~103,000 31

Proposed Mechanism of Action for SNS-101 Fc-competent framework is required for optimal activity, but FcƔR engagement in the blood may result in untoward “off tumor” activation (i.e. CRS) Non-pH dependent pH-dependent Monocyte Macrophage Blood Monocyte Peripheral Sink and Activation No Activation CRS? No CRS Pro-inflammatory Pro-inflammatory Cytokines Cytokines T-cell Macrophage T-cell Macrophage Macrophage Same Macrophage Tumor Macrophage Macrophage Activation Activation Non-pH VISTA PSGL-1 FcƔR SNS-101 sensitive mAb 32

‘High-bar’ In Vivo Screening Test of SNS-101 Activity 1-week Administration Black Line (IgG Control human & ratl) Antibodies were administered I.P. 2/wk for 1 week Blue Line (IgG Control human & rat anti-mPD-1) at 40 mg/kg total (20 mg/kg each) Red Line (rat anti-mPD-1 & anti-VISTA) 33 SITC 2021: Poster titled: Antagonistic pH-selective VISTA antibody SNS-101 potentiates anti-PD-1/PD-L1-induced anti-tumor immunity.

SNS-101 Is a Differentiated Anti-VISTA Antibody

TMAb Platform

	SNS-101	VISTA.18 (BMS)	KVA12.1 (Kineta)	CI-8993; JNJ-61610588 (J&J/Curis)	K01401-020; W0180 (Pierre Fabre)	HMBD-002 (Hummingbird)
Inhibit PSGL-1 Binding	Yes	Yes	unknown	Yes	unknown	unknown
pH Sensitive Binding	Yes	Yes	No	No	No	No
Fc Active	Yes (IgG1)	No (IgG4)	Yes (IgG1)	Yes (IgG1)	N/A	No (IgG4)
Stage	Preclinical	Preclinical	Preclinical	Phase I	Phase I	IND submission
Clinical Data / Notes	• Preclinical data presented at STIC • IND-enabling studies underway	• N/A	• N/A	• JNJ initiated Phase I study in 2016 • 12 pts enrolled; initial dose 0.005 mg/kg • Only patient treated at 0.3 mg/kg experienced grade 3 CRS-associated encephalopathy; trial was halted	• Ongoing; no data reported	• First-patient to be dosed in 4Q'21

Johnston et al, Nature, 2019; Kineta website; Snyder et al, AACR Annual Meeting 2016; Pierre Fabre website; Hummingbird website

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Key to Unlocking the Power of VISTA 1. Block VISTA’s interaction with PSGL-1 at pH 6 within the tumor microenvironment 2. Selectively bind VISTA at low pH to avoid: • target mediated drug disposition • on-target/off-tumor side effects 3. Design an Fc-competent IgG engaging with FcƔR on tumor- infiltrating myeloid cells IND-Enabling Studies are Underway for SNS-101 35

Question & Answer Session

VISTA Science Symposium November 16, 2021 Sensei Presenters: Guest Speaker: John Celebi Prof. Robert Schreiber Chief Executive Officer Andrew M. Bursky and Jane M. Bursky Distinguished Professor of Pathology and Immunology, Professor of Molecular Microbiology and co-leader of the tumor Dr. Robert Pierce immunology program at the Siteman Comprehensive Chief Scientific Officer Cancer Center, Founding Director of the Center for Human Immunology and Immunotherapy Programs at Dr. Edward van der Horst The Washington University School of Medicine SVP, TMAb Antibody Development Sensei IOAB member